Immunic THERAPEUTICS

Immunic Therapeutics

IMU-935: Preclinical and Clinical Development Update

NASDAQ: IMUX | July 12, 2021

Cautionary Note Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" that involve substantial risks and uncertainties for purposes of the safe harbor within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Immunic undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance," and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management. Risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Immunic's plans to develop and commercialize its product candidates, including IMU-838, IMU-935 and IMU-856; the timing of initiation of Immunic's planned clinical trials; the potential for IMU-838 and the Company's other product candidates to safely and effectively target and treat the diseases mentioned herein; the impact of future preclinical and clinical data on IMU-838 and the Company's other product candidates; the availability or efficacy of Immunic's potential treatment options that may be supported by trial data discussed herein; expectations regarding potential market size; the timing of the availability of data from Immunic's clinical trials; the timing of any planned investigational new drug application or new drug application; Immunic's plans to research, develop and commercialize its current and future product candidates; Immunic's ability to successfully collaborate with existing collaborators or enter into new collaboration agreements, and to fulfill its obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of Immunic's product candidates; Immunic's commercialization, marketing and manufacturing capabilities and strategy; Immunic's ability to identify additional products or product candidates with significant commercial potential; developments and projections relating to Immunic's competitors and industry; the impact of government laws and regulations; Immunic's ability to protect its intellectual property position; Immunic's listing on The Nasdaq Global Select Market; expectations regarding the capitalization, resources and ownership structure of the company; the executive and board structure of the company; Immunic's estimates regarding future revenue, expenses, capital requirements and need for additional financing; the nature, strategy and focus of the company; and the other risks set forth in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the Securities and Exchange Commission.

Forward-looking statements included in this presentation are based on information available to Immunic as of the date of this presentation. Immunic does not undertake any obligation to update such forward-looking statements except as required by applicable law.

IMU-935: Preclinical and Clinical Development Update

Development Pipeline

Program	Indication	Target	Preclinical	Phase 1	Phase 2	Phase 3
IMU-838	Relapsing-Remitting Multiple Sclerosis	DHODH				
	Progressive Multiple Sclerosis	DHODH				
	Ulcerative Colitis	DHODH				
	Crohn's Disease	DHODH				
	Primary Sclerosing Cholangitis	DHODH				
IMU-935	Psoriasis	RORγt				
	Castration-Resistant Prostate Cancer	RORγt				
	Guillain-Barré Syndrome	RORγt				
IMU-856	Gastrointestinal Diseases	Intestinal Barrier Function				

■ Completed or ongoing ■ In preparation or planned

01

IMU-935

Introduction and Oral IL-17 Landscape

Autoimmune Diseases and IMU-935

IL-17 in Autoimmune Diseases

- Autoimmune diseases affect millions of patients worldwide[1]
- Th17/IL-17/RORγt axis plays an important role in auto immunity-related diseases[2]
- Antibodies targeting this axis corroborate IL-17's role in autoimmune diseases, but are more complex, costly and less patient friendly than oral drugs[2]

Goal

- Develop an orally available and potent IL-17 inhibitor for the safe and efficacious treatment of autoimmune diseases
- Small molecule inhibitor of the pathologic functions of RORγt in autoimmune diseases without affecting physiological functions of RORγt



Unmet Need in Psoriasis Care
High
Efficacy
Low
IL-17 antibodies
IL-12/IL-23 inhibitors
TNFα inhibitors
UNMET MEDICAL NEED Addressable area for next-generation oral medications
PDE4 inhibitor
Immuno-suppressants
Low
Safety/Tolerability
High

Strong Medical Need for Oral IL-17 Pathway Inhibitors such as IMU-935

[1] Rose, Noel R. American journal of epidemiology 2016; 183.5: 403-406 [2] Fasching, Patrizia, et al. Molecules 2017 22.1: 134
Th: T helper; IL: interleukin; TNF: tumor necrosis factor; PDE4: phosphodiesterase type 4; RORγ: retinoic acid receptor-related orphan nuclear receptor gamma

Current Landscape of Oral IL-17 Inhibitors[1]

Product	Developer	Mode of Action	Administration	Indications	Development Stage
BI730357	Boehringer Ingelheim	RORγt inverse agonist	Oral	Plaque psoriasis and psoriatic arthritis	Phase 2
Cedirogant	AbbVie	RORγt inverse agonist	Oral	Plaque psoriasis	Phase 2
AUR-101	Aurigene	RORγt inverse agonist	Oral	Psoriasis	Phase 2
IMU-935	**Immunic**	**RORγt inverse agonist**	**Oral**	**Psoriasis, Castration-Resistant Prostate Cancer, Guillain-Barré Syndrome**	**Phase 1b**
SAR-441169	Sanofi Genzyme	RORγt inverse agonist	Oral	Not disclosed	Phase 1
JTE-761	Japan Tobacco	RORγt inverse agonist	Oral	Not disclosed	Phase 1

[1] Gege, C. (2021). Expert Opinion on Drug Discovery

Immunic THERAPEUTICS

02

IMU-935

Background Target RORγt

Main Functions of RORγt


IMU-935 Blocks
Th
Differentiation
Th17
IMU-935 Blocks
Th
Cytokine
Production
Th17
IL-17A
IL-17F
IFN-γ
IMU-935 Allows
DN
CD4-
CD8-
Normal Thymocyte
Maturation
DP
CD4+
CD8+
Unchanged
Physiological
Function

- The differentiation towards Th17 cells is inhibited by IMU-935
- The production of IL-17A and IL-17F is inhibited by IMU-935
- The physiological maturation of T cells within the thymus is not affected by IMU-935

Th: T helper; IL: interleukin; IFN: interferon; DN: double-negative; DP: double-positive; CD: cluster of differentiation

IMU-935 Has Been Observed to be Potent in Human Cells

Effect of IMU-935 in Stimulated Human PBMC at Nanomolar Concentrations

→ Inhibition of RORγ (20 nM) and DHODH (240 nM) leads to synergistic inhibition of cytokines associated with autoimmune diseases with IC_{50} of 3-5 nM in stimulated human lymphocytes

	IC_{50} (µM)
IL-17A	0.005
IL-17F	0.004
IFNγ	0.003
IL-1a and b	no inhibition
IL-4,5,6,8	no inhibition
RORγ (MST)	0.024
RORγ (cellular, reporter assay)	0.020
DHODH	0.240
Th17 differentiation (murine)[1]	0.135

Read-out: effect on cytokine production after 48 hours in PBMC



Co-crystal structure (Resolution 2.6 A) of a closely related derivative compound binds to hydroxycholesterol binding site of RORγ

PBMC: Peripheral Blood Mononuclear Cells; Th: T helper; IL: interleukin; IFN: interferon; MST: microscale thermophoresis
[1] Zuoming Sun, City of Hope, 2019

Immunic THERAPEUTICS

Inhibition of Th17 Differentiation and IL-17 Production

Th17 Differentiation – Murine Primary Thymocytes



Normalized Th17 differentiation (%)
100
90
80
70
60
50
40
30
20
10
0
IC50 (134.7 nM)
0
100
200
300
400
500
[IMU-935] (nM)

The IC_{50} for Th17 differentiation of murine cells was 135 nM

IL-17F Expression – Human Primary PBMCs



IL-17F (pg/mL)
1500
1250
1000
750
500
250
0
EC50= 2.0 nM
EC90 = 5.8 nM
EC50
EC90
0.01
0.1
1
10
100
1000
IM105935 [nM]

The EC_{50} for IL-17F production from stimulated human PBMCs is 2-4 nM

Zuoming Sun, City of Hope, 2020

PBMC: Peripheral Blood Mononuclear Cells; Th: T helper; IL: interleukin

© Immunic, Inc.

Immunic THERAPEUTICS

IMU-935 Potently Inhibited Cytokine Release in *Ex Vivo* Stimulated Human Skin Punches

Cytokine Inhibition in Inflamed Human Skin Model



GMCSF
IL-17A
IL-17F
IL-22
Cytokine release
(% of Vehicle)
160
140
120
100
80
60
40
20
0
Vehicle
100 nM IMU-935
1 µM IMU-935
100 nM Calcipotriol



Well plate
Test substance
Well
Transwell filter
Epidermis
Dermis
Culture media

IMU-935 is active with **< 100 nM** on
GM-CSF
IL-17A
IL-17F

Method:

Skin punches from human healthy volunteers were *ex vivo* pretreated with IMU-935 for 24 hours and then challenged with a pro-inflammatory cytokine cocktail for another 24 hours.

Result:

IMU-935 demonstrated a strong inhibition of GM-CSF, IL-17A, IL-17F and IL-22.

Human Graft-Versus-Host Disease and GvHD Mouse Model

Human Graft-Versus-Host Disease

- Graft-versus-host disease (GvHD) is an **immune condition** that occurs after transplant procedures when immune cells from the donor (graft cells) attack the recipient patient host's tissues
- The **disease is a side effect** that is common after an allogeneic bone marrow transplant (stem cell transplant)

Hu-PBMC-NSG™ for GvHD Studies



Mouse Xenograft Model (With Radiation)
1 Gy/animal administered to NSG/NCG mice on Day 1
Human PBMCs
GvHD

[1]

[1] Charles River Website, available at: https://www.criver.com/products-services/discovery-services/pharmacology-studies/oncology-immuno-oncology-studies/oncology-models/graft-vs-host-disease-models?region=3696

Immunic THERAPEUTICS

Activity of IMU-935 on GvHD is Due to a Reduction of Circulating Human T Lymphocytes

IMU-935 reduced circulating human CD45 cells ($CD4^+$ and $CD8^+$ T cells)



*
*
8000
6000
4000
2000
0
huCD45+ cells (cells/µL)
Vehicle
10
100
mg/kg IMU-935
(po bd)

IMU-935 reduced microscopic pathology findings in the colon, typical for GvHD



n=3
n=4
n=4
Architecture, Crypt Epithelial
Hyperplasia
66.7
0.0
0.0
Apoptosis
66.7
0.0
0.0
Immune Cell Infiltration
Lamina propria
100.0
25.0
0.0
Mesentery
33.3
0.0
0.0
Vehicle
10 mg/kg
100 mg/kg
IMU-935
100.0
80.0
60.0
40.0
20.0
0
Frequency (%)

→ IMU-935 reduced circulating human T cells and reduced severity of the disease

GvHD: Graft-versus-Host-Disease; CD: cluster of differentiation

Immunic THERAPEUTICS

Challenge: RORγt Inhibition and Risk For T Cell Lymphomas

- In several publications, knock-out of RORγt was shown to correlate with a potential risk of T cell lymphomas
- Guntermann et al.[1] have shown that some small molecule inhibitors developed by Novartis and GSK show thymic aberrations
- Due to safety findings seen in animal studies by several pharma companies, some of the development projects were stopped or switched to alternative chemotypes

[CANCER RESEARCH 62, 901–909, February 1, 2002]

High Incidence of T-Cell Lymphomas in Mice Deficient in the Retinoid-related Orphan Receptor RORγ[1]

Eiichiro Ueda, Shogo Kurebayashi, Morito Sakaue, Michael Backlund, Beverly Koller, and Anton M. Jetten[1]

Cell Biology Section, Division of Intramural Research, National Institute of Environmental Health Sciences, NIH, Research Triangle Park, North Carolina 27709 [E. U., S. K., M. S., A. M. J.], and Curriculum in Genetics and Molecular Biology, University of North Carolina, Chapel Hill, North Carolina 27599 [M. B., B. K.]

Retinoic-acid-orphan-receptor-C inhibition suppresses Th17 cells and induces thymic aberrations

Christine Guntermann,[1] Alessandro Piaia,[2] Marie-Laure Hamel,[3] Diethilde Theil,[2] Tina Rubic-Schneider,[2] Alberto del Rio-Espinola,[2] Linda Dong,[4] Andreas Billich,[1] Klemens Kaupmann,[1] Janet Dawson,[1] Klemens Hoegenauer,[5] David Orain,[5] Samuel Hintermann,[5] Rowan Stringer,[6] Dhavalkumar D. Patel,[1] Arno Doelemeyer,[2] Mark Deurinck,[2] and Jens Schümann[2]

[1]Autoimmunity, Transplantation, and Inflammation Disease Area, [2]Preclinical Safety, Novartis Institutes for BioMedical Research, Basel, Switzerland. [3]CiToxLAB, Evreux, France. [4]Preclinical Safety, Novartis Institutes for BioMedical Research, East Hanover, New Jersey, USA. [5]Global Discovery Chemistry, [6]Metabolism and Pharmacokinetics, Novartis Institutes for BioMedical Research, Basel, Switzerland.

[1] Guntermann et al. JCI Insight. 2017;2(5):e91127

Immunic THERAPEUTICS

In Contrast to Full Knock-Out, RORγt Functions Can be Uncoupled[1]

Mutation Studies Show Variable Contribution of Protein Sequences to Different Phenotypes

Exchange of leucine 93 to alanine leads to **loss of Th17 differentiation capacity but maintains thymocyte maturation physiological function**



Nat Immunol. 2017 October ; 18(10): 1128–1138. doi:10.1038/ni.3832.

Two amino acid mutation disrupts RORγt function in Th17 differentiation but not thymocyte development

Zhiheng He[1,#], **Jian Ma**[1,#], **Ruiqing Wang**[1,2], **Jing Zhang**[1,2], **Zhaofeng Huang**[3], **Fei Wang**[1], **Subha Sen**[1], **Ellen V. Rothenberg**[4], and **Zuoming Sun**[1,*]

[1]Division of Molecular Immunology, Beckman Research Institute of City of Hope, Duarte, CA, United States

[2]Irell & Manella Graduate School of Biological Sciences, City of Hope, Duarte, CA, United States

[3]Zhongshan School of Medicine, Sun Yat-sen University, Guangzhou, Guangdong, P.R. China

[4]Division of Biology & Biological Engineering, California Institute of Technology, Pasadena, California, USA

L93A Mutation in RORC Leads to Selective TH17 Inhibition

ALA scan of Hinge region and DBD c-terminal region resulted in L93A exchange relevant for selectivity


Thymocyte development
T_H17 differentiation
Rescue (%)
150
100
50
0
NS
**
EV
RORγt
91-95A
91-93A
92-94A
S92A
L93A
S92A/L93A

[1] He et al. Nat. Immunol. 2017, 18, 1128-1138

Immunic THERAPEUTICS

03

Inhibition of RORγt-Dependent Th17 But Not Thymocyte Function by IMU-935

Zuoming Sun, Ph.D.

Professor, Department of Molecular Imaging & Therapy

City of Hope,
Duarte, CA, USA



Potential Issue With RORγt Inhibitors: Lymphoma

RORγt inhibitors

- **Yes** → **Prevent Th17-dependent autoimmunity**
- **No** → **Interfere with thymocyte development which leads to thymic lymphoma**

Is it possible to have a RORγt inhibitor specifically targeting Th17 but not thymocytes?

IMU-935 Inhibits Th17 Differentiation in a Dose Dependent Manner



Th
CD4
Differentiation
IMU-935 Blocks
Th17
CD4
IL-17

In vitro Th17 differentiation



RORγt-/-
RORγt+/+
RORγt+/+ -IMU-935 (500nM)
1.55
35.6
1.13
IL-17A
CD4



IL-17A+CD4+ cells (%)
**
**
RORγt-/-
RORγt+/+
RORγt+/+ -IMU-935 (500nM)



IL-17A+CD4+ cells (%)
IMU-935
0
100
200
300
400
500
RORγt+/+

Th17 cells are positive for the surface marker CD4 and express/produce IL-17A, IL-17F and other cytokines

IMU-935 Modulates RORγ-Related Gene Expression Under Th17 Differentiation Conditions


Downregulated genes by IMU-935
Upregulated genes by IMU-935
IMU-935
RORγt
8
6
4
2
0
-Log10 P
-18
-12
-6
0
6
12
18
Log2 FC (IMU-935 vs Veh)
Il1r1
Il22
Il17f
Il17a
Il17re
Csf2
Tbx21
Gata3
Foxp3

Volcano plot showing DEGs by IMU-935

Repression of Typical Th17 Genes by IMU-935

- Murine primary thymocytes, Th17 differentiation condition, 500 nM IMU-935 (CPD#1)



CD4
TCR
IL-6 R
IL-23 R
TGF-β RII
CCR4
CCR6
Th17
RORγt
IL-17A
IL-17F
IL-21
IL-22
IFN-γ
TNF-α



Il17a
Il17f
Il23r
Il22
Relative mRNA
0
100
200
300
0
5
10
15
0
1
2
3
4
0
1
2
3
4
5
RORγt-/-
-
IMU-935
RORγt+/+

IMU-935 Blocks Th17 Differentiation and Modifies Gene Expression Profiles


Th17 cell
RORγt-/-
RORγt+/+
RORγt+/+-IMU-935
Il22
Il17f
Csf2
Il17a
Il1r1
Il23r
Il1b
Rora
Smad3
Il6ra
Ahr
% of gene's total counts
10
20
30


IMU-935
Th17 cell differentiation
IL-6, TGF-β
RORγt

Similar gene expression pattern for Th17 signature
genes in RORγt knockout and wild type cells treated with IMU-935

IMU-935 Attenuates RORγt Genome-Wide DNA-Binding in Th17 Cells

TSS plot


RORγt-/-
RORγt+/+
RORγt+/+-IMU-935
0
200
400

TSS plot: a common visualization method to obtain a global evaluation of enrichment around the transcription start site (TSS)

RORγt protein binds to ~3000 gene loci in murine cells under Th17 differentiation conditions

Negative control: In RORγt knockout cells no binding to DNA loci can be detected in murine cells under Th17 differentiation conditions

RORγt protein binds to a lower number and to a lesser extent to DNA loci in murine cells under Th17 differentiation conditions


RORγt-/-
RORγt+/+
RORγt+/+ -IMU-935
114
0
20727532
20742212
20756893
20771573
20786254
Il17a
Il17f


RORγt-/-
RORγt+/+
RORγt+/+ -IMU-935
118
0
67418526
67435795
67453065
67470334
67487604
Il23r

City of Hope

IMU-935 Attenuates RORγt DNA-Binding and Inhibits Expression of Genes Critical for Th17 Cells



Chip-seq
(Th17)
RNA-seq
(Th17)
RORγt+/+
IMU-935
RORγt +/+
IMU-935
Th17 signature genes
Il17a
Il17f
Cxcr4
Il1r1
Il17re
Csf2
Il23r
Nlrp3
Smad3
Rora
Il6ra
Ncoa1
Nr4a2
Log2 FC
-2
0
2
-4
0
4
8
12

IMU-935 leads to reduced binding of RORγt to DNA loci relevant for Th17 differentiation

This decreased binding leads to strongly reduced mRNA expression of the according genes

City of Hope

IMU-935 Blocks Th17 Differentiation – What Happens With Thymocytes?


IMU-935
?
Th17 cell differentiation
IL-6, TGF-β
RORγt
Thymocyte development
RORγt
CD8+
CD4+
Bcl-XL
Apoptosis

City of Hope

IMU-935 Does Not Impact Survival Signals During Thymocyte Maturation

- RORγt provides a **survival** signal during thymocyte maturation by upregulating the anti-apoptotic gene Bcl-XL



DN
DP
SP
CD4-CD8-
CD4-CD8lo
CD4+CD8+
DN1-4
ISP
DP
CD8+
CD4+
RORγt-
RORγt-
RORγt+
RORγt-
Bcl-XL
Apoptosis
Survival
TCRα rearrangement

- Deletion of RORγt by knockout reduces the **survival/viability** of thymocytes, whereas blocking RORγt by IMU-935 does not



% Thymocyte (Relative to % viable cells in vehicle)
0
20
40
60
80
100
120
Time (h)
0
3
6
9
12
24
RORγt+/+-0nM IMU-935
RORγt+/+-100nM IMU-935
RORγt+/+-300nM IMU-935
RORγt+/+-500nM IMU-935
RORγt-/--0nM IMU-935

Nuclear receptor signaling 2009, doi: 10.1621/nrs.07003

IMU-935 Does Not Impact Production of CD4⁺/CD8⁺ Cells During Thymocyte Maturation

- RORγt promotes the differentiation of ISP into DP cells



DN
DP
SP
CD4⁻CD8⁻
CD4⁻CD8^lo
CD4⁺CD8⁺
DN1-4
ISP
DP
CD8⁺
CD4⁺
RORγt⁻
RORγt⁻
RORγt⁺
RORγt⁻
Bcl-X_L ↑
Apoptosis
Survival ↑
TCRα rearrangement ↑

- Deletion of RORγt by knockout reduces the number of DP cells, whereas blocking RORγt by IMU-935 does not



Thymocyte development towards double positive (DP) CD4⁺/CD8⁺ cells
RORγt-/-
RORγt+/+
RORγt+/+ + IMU-935
0.17
0.17
79.1
20.6
11.0
32.9
49.0
7.12
11.2
34.9
47.2
6.68
CD4
CD8
CD4⁺ Thymocytes (%)
60
40
20
0
IMU-935
0
3
30
300

Nuclear receptor signaling 2009, doi: 10.1621/nrs.07003

City of Hope

IMU-935 Does Not Induce Thymocyte Apoptosis

- In contrast to IMU-935, comparator compounds have a negative impact on thymocyte viability and therefore bear the T cell malfunction and risk of lymphoma.



120
100
80
60
40
20
0
% Thymocyte
(relative to % viable cells in vehicle)
0
6
12
18
24
30
36
Time (h)
Vehicle
IM105935
No difference between
IMU-935 and control
Cpd 2 – JCI
Cpd 1 – JCI
Cpd 1 – PLoS
RORgt-/-

Compound Name	Measured Activity	Literature Reference
Cpd 2 - JCI	Gal4: EC_{50} = 6.0 nM	Reported to induce progressive thymic alterations. JCI Insight. 2017;2(5):e91127.
Cpd 1 - JCI	Gal4: EC_{50} = 7.9 nM	Reported to induce progressive thymic alterations. JCI Insight. 2017;2(5):e91127.
Cpd 1 - PLoS	Gal4: EC_{50} = 46 nM	Reported to induce thymic aberrations. PLoS One 2017 Nov 20;12(11):e0188391.

IMU-935 Blocks Th17 Differentiation But Allows Normal Thymocyte Maturation: Gene Expression Profiles


Th17 cell
RORγt-/-
RORγt+/+
RORγt+/+-IMU-935
Th17 signature genes
Il22
Il17f
Csf2
Il17a
Il1r1
Il23r
Il1b
Rora
Smad3
Il6ra
Ahr
% of gene's total counts
10
20
30
IMU-935
Th17 cell differentiation
IL-6, TGF-β
RORγt
Thymocyte development
RORγt
CD8+
CD4+
Bcl-XL
Apoptosis
Thymocytes
RORγt-/-
RORγt+/+
RORγt+/+-IMU-935
Apoptosis
Proliferation
Cdkn2a
Bid
Myc
Casp7
Cycs
Endog
Gas2
Parp1
Casp3
Pik3r3
Mcl1
Nfkb2
Gadd45a
Map3k14
Bcl2a1b
Ep300
Crebbp
Bcl2l1
% of gene's total counts
8
16
24

Similar gene expression pattern for Th17 signature genes in **RORγt knockout and wild type cells treated with IMU-935**

Different gene expression pattern for apoptosis and proliferation signature genes in **RORγ knockout** and **IMU-935 treatment**, but similar for RORγ+/+

City of Hope

Summary

RORγt has two critical functions:

- **Th17 cells**
  - Generation of Th17 cells that mediate autoimmune diseases
- **Thymocytes**
  - Thymocyte development by regulating survival and proliferation

Challenge:

- Deletion of RORγt gene or RORγt inhibitors may increase the potential risk of lymphoma

Differential effects of IMU-935 on Th17 cells and thymocytes:

- **IMU-935 inhibits the generation of Th17 cells**
  - IMU-935 inhibits Th17 differentiation
  - IMU-935 inhibits Th17 signature genes
  - IMU-935 inhibits pathways critical for generating Th17 cells
- **IMU-935 does not affect thymocyte development**
  - IMU-935 does not affect thymocyte development
  - IMU-935 does not induce thymocyte apoptosis
  - IMU-935 does not affect expression of the genes critical for thymocyte function

City of Hope

04

IMU-935

Q&A RORγt

05

IMU-935

Clinical Development Status

Phase 1 Clinical Trial of IMU-935: Design and Status

PART A	PART B	PART C
Evaluation of single ascending doses (SAD) — Healthy volunteers randomized to receive single dose of IMU-935 or placebo	Evaluation of multiple ascending doses (MAD) — Healthy volunteers randomized to receive 14-day treatment of either IMU-935 or placebo	Evaluation of moderate-to-severe psoriasis patients receiving 28-day treatment of either IMU-935 or placebo
➢ Dose escalation completed (still blinded) ➢ IMU-935 was well-tolerated and showed dose-linear PK ➢ Food effect cohort ongoing	➢ Currently ongoing ➢ First multiple dose cohort completed (data evaluation ongoing, still blinded)	➢ Expected to start in Q3/2021 ➢ Initial human data expected to be available in Q2/2022

PK: pharmacokinetics

Adaptive Transition from Part A (SAD) to Part B (MAD)



Fasted
Cohort 1 Sentinels (1:1)
Cohort 1
Cohort 2 Sentinels (1:1)
Cohort 2
Cohort 2 fasted/fed
Cohort 3 Sentinels (1:1)
Cohort 3
Cohort 4 Sentinels (1:1)
Cohort 4
Adaptive Design
Cohort 5 Sentinels (1:1)
Cohort 5
Cohort 6 Sentinels (1:1)
Cohort 6
Part B
Cohorts of N=8
Active (6) : Placebo (2)

Immunic THERAPEUTICS

Phase 1 Clinical Trial: Interim SAD Pharmacokinetic Results

New Formulation With Dose-Linear AUC



100 mg
200 mg
300 mg
400 mg
IMU-935 Mean Plasma Concentration [ng/mL]
100
10
1
0
0 2 4 6 8 10 12 14 16 18 20 22 24
Time [hours]
IC90 IL-17F
IC50 IL-17F

Plasma half-life new formulation: 17-26 h

T_{max}: 2.2-3.8 h

Average Pharmacokinetic Variables

Dose	C_{max} ng/mL	T_{max} (hours)	AUC_{inf} (h* ng/mL)
100 mg (3N)	119	2.20	755
200 mg (4N)	195	2.83	1440
300 mg (5N)	182	3.83	1710
400 mg (6N)	479	2.83	2940

Preliminary data

AUC: area under the curve; h: hours; C_{max}: maximum (peak) plasma drug concentration; T_{max}: time to reach maximum (peak) plasma concentration; AUC_{inf}: area under the concentration-time curve to infinity

Immunic THERAPEUTICS

Phase 1 Clinical Trial: Interim SAD Pharmacokinetic Results

Comparison of Lipid-Based and New Formulation

IMU-935 Concentration Time Profiles (Log-Linear Scale)



Cohort 3 (100 mg)
Cohort 3N (100 mg)
IMU-935 Mean Plasma Concentration [ng/mL]
100
10
1
0
0
12
24
36
48
60
72
Time [hours]

Comparable Pharmacokinetics of Two Different IMU-935 Oral Formulations

Pharmacokinetic Parameters (Mean)	Cohort 3 (N=6) 100 mg Lipid-Based Formulation	Cohort 3N (N=6) 100 mg New Formulation
C_{max} (ng/mL)	95.7	119
T_{max} (hr)	1.33	2.2
$t_{1/2}$ (hr)	16.88	26.05
AUC_{0-inf} (hr*ng/mL)	515	755

Non-compartmental analysis of plasma kinetics

Successful switch from lipid-based pilot formulation to new powder in a capsule formulation with improved properties

Preliminary data

C_{max}: maximum (peak) plasma drug concentration; T_{max}: time to reach maximum (peak) plasma concentration; hr: hours; $t_{1/2}$: half-life; AUC_{0-inf}: area under the concentration-time curve from zero to infinity

Immunic THERAPEUTICS

Phase 1 Clinical Trial: Interim Blinded SAD Safety Results

Blinded Safety Data Does Not Indicate Safety Signals

	Number (%) of Subjects With TEAEs [Number of TEAEs Reported]				
	IMU-935 100 mg 3N (N=7)	IMU-935 200 mg 4N (N=8)	IMU-935 300 mg 5N (N=8)	IMU-935 400 mg 6N (N=8)	Total (N=31)
TEAEs	7 (100%) [11]	6 (75%) [21]	4 (50%) [14]	7 (88%) [13]	24 (77%) [59]
Study Drug Related TEAEs	1 (14%) [2]	3 (38%) [7]	1 (13%) [1]	4 (50%) [5]	9 (29%) [15]
Moderate or Severe TEAEs	-	2 (25%)* [2]	-	-	2 (6%) [2]
Study Drug Related, Moderate or Severe TEAEs	-	1 (13%)** [1]	-	-	1 (3%) [1]
Subjects with SAEs	-	-	-	-	0 (0%)

Benign Safety Profile

- No dose-dependency in adverse events
- No systematic findings in electrocardiogram or vital signs
- No systematic changes in laboratory parameters
- No maximum tolerated dose reached

Blinded data, i.e., the current TEAEs cannot be assigned yet to the IMU-935 or placebo treatment arms; subjects were randomized 3:1; * Moderate events of headache (related) and frozen shoulder/shoulder pain (unrelated); ** Moderate event of headache
TEAE: treatment-emergent adverse event; SAE: serious adverse event

Immunic THERAPEUTICS

Phase 1 Clinical Trial: Interim Blinded SAD Safety Results

Related Adverse Events by Incidence

MedDRA Preferred Term	Number (%) of Subjects With Related TEAEs Occurring in ≥ 2 Subjects [Number of TEAEs Reported]				
	IMU-935 100 mg 3N (N=7)	IMU-935 200 mg 4N (N=8)	IMU-935 300 mg 5N (N=8)	IMU-935 400 mg 6N (N=8)	Total Subjects (N=31)
Constipation		1 (13%) [1]		2 (25%) [2]	3 (10%) [3]
Headache		1 (13%) [1]	1 (13%) [1]		2 (6%) [2]
Abdominal Distension		2 (25%) [2]			2 (6%) [2]

Blinded data; subjects were randomized 3:1
TEAE: treatment-emergent adverse event

Immunic THERAPEUTICS

Phase 1 Clinical Trial: Part C in Psoriasis Patients

Study Design

- Double-blind, placebo-controlled dose escalation study to evaluate safety, tolerability, pharmacodynamics and exploratory efficacy of IMU-935 in patients with moderate-to-severe psoriasis
- Psoriasis patients will receive 28 days of daily treatment (QD or BID)
- Up to 52 psoriasis patients will be enrolled in 2 cohorts:
  - A cohort of 16 patients will receive a low dose of IMU-935 or placebo (at a ratio of 3:1)
  - A cohort of 36 patients will receive a high dose of IMU-935 or placebo (at a ratio of 3:1)
- Expected to start in Q3/2021

QD: quaque die = once-daily; BID: bis in die = two times daily

Immunic THERAPEUTICS

Phase 1 Clinical Trial: Part C in Psoriasis Patients

Eligibility Criteria

- Age 18 to 65 years (inclusive)
- Diagnosis of chronic plaque-type psoriasis for at least 6 months:
  - PASI score ≥ 10, or PASI score < 10 and DLQI score >10, plus
  - Psoriasis BSA involvement ≥ 10%, plus
  - PGA score ≥ 3
- Failed to fully respond to or is intolerant and/or has a contraindication to at least one topical therapy for psoriasis

Key Objectives/Endpoints

<u>Primary:</u>

- Safety and tolerability

<u>Secondary:</u>

- Trough plasma concentrations of IMU-935
- Effects on skin symptoms (PASI, DLQI, BSA, PGA, itch rating scale)

<u>Exploratory:</u>

- Pharmacodynamic markers (skin biopsies, cytokines)

PASI: Psoriasis Area and Severity Index; DLQI: Dermatology Quality of Life Index; BSA: body surface area; PGA: Physician Global Assessment

06

IMU-935

Preclinical Anti-Cancer Activity

Prostate Cancer

Introduction & Definitions

- Metastatic prostate cancer has spread to the bone, distant lymph nodes or other parts of the body.
- Evidence of disease progression while being treated with androgen deprivation therapy (ADT) and having castrate levels of serum testosterone (<50 ng/dL) is considered **castration-resistant prostate cancer (CRPC).**
- The standard staging system for newly diagnosed prostate cancer is that of the American Joint Committee on Cancer (AJCC)/Union for International Cancer Control (UICC).

CLASSIFICATION	DEFINITION
TUMOR	
Tx	Tumor cannot be evaluated (due to lack of information)
T0	No evidence of a primary tumor
T1*	Tumor was not detected during a digital rectal exam (DRE) and cannot be seen on imaging studies (tumor may be discoverd during surgery for a reason other cancer)*
T2 T2a T2b T2c	Tumor can be detected during a DRE but is present in the prostate only Tumor is in half or less than one side (lobe) of the prostate Tumor is in more than half of one prostate lobe, but has not yet invaded the other lobe Tumor is in both prostate lobes
T3 T3a T3b	Tumor extends outside of the prostate Tumor extends outside the prostate on one or both sides Tumor has spread to the seminal vesicles (the glands on each side of the bladder)
T4	Tumor has spread to tissues near the prostate other than the seminal vesicles, such as the bladder or wall of the plevis
Nearby (regional) lymph nodes (N)	
Nx	Nearby lymph nodes are not evaluated
N0	No cancer cells are found in nearby lymph nodes
N1	Cancer cells are found in nearby lymph nodes
Distant Metastasis (M)	
M0 M1 M1a M1b M1c	Cancer has not spread beyond the prostate Cancer has spread beyond the prostate Cancer has spread to distant lymph nodes Cancer has spread to bone Cancer has spread to another organ or site, with or without bone disease

The American Joint Committee on Cancer (AJCC) TNM Staging

Standard of Care in Metastatic Castration-Resistant Prostate Cancer (mCRPC)

ESMO Guidelines

- Abiraterone or enzalutamide is recommended for asymptomatic/ mildly symptomatic men with chemotherapy-naive mCRPC
- Docetaxel is recommended for men with mCRPC
- In the post-docetaxel setting, abiraterone, enzalutamide and cabazitaxel are recommended options
- ^{223}Ra is recommended for men with bone-predominant, symptomatic mCRPC
- The use of a second AR inhibitor (abiraterone after enzalutamide or vice versa) is not recommended
- When androgen receptor splice variant 7 (AR-V7) is detected in circulating tumor cells, **patients are less likely to respond to abiraterone and enzalutamide than AR-V7-negative patients**

Table 1. Stage-matched therapeutic strategies

Localised disease	Low risk	Active surveillance Brachytherapy RP Radical RT
	Intermediate risk	RP Radical RT ± neoadjuvant ADT Brachytherapy Active surveillance
	High risk	Long-term ADT + radical RT ± neoadjuvant docetaxel RP + pelvic lymphadenectomy
Locally advanced disease		Neoadjuvant ADT + radical RT + adjuvant ADT ± neoadjuvant docetaxel RP + pelvic lymphadenectomy
M0 CRPC	High risk	ADT + apalutamide ADT + darolutamide ADT + enzalutamide
Metastatic disease	Hormone-naive	ADT + abiraterone ADT + docetaxel ADT + enzalutamide ADT + apalutamide RT for low volume ADT alone for frail patients who cannot tolerate the above treatments Bone health agent
	Castration-resistant (first line)	Abiraterone Docetaxel Enzalutamide ^{223}Ra for patients unfit for above treatments (and bone-only metastases)
	Second line or post-docetaxel	Abiraterone Cabazitaxel Enzalutamide ^{223}Ra

^{223}Ra, radium-223; ADT, androgen deprivation therapy; M0 CRPC, non-metastatic castration-resistant prostate cancer; RP, radical prostatectomy; RT, radiotherapy.

Parker C, Castro E, Fizazi K, et al. Ann Oncol. 2020;31(9):1119-1134
AR: androgen receptor; ^{223}Ra: radium-223

Immunic THERAPEUTICS

Resistance Formation as a Key Challenge in CRPC

Published in final edited form as:
Nat Med. 2016 May ; 22(5): 488–496. doi:10.1038/nm.4070.

ROR-γ drives androgen receptor expression and represents a therapeutic target in castration-resistant prostate cancer

Junjian Wang[1], **June X. Zou**[1], **Xiaoqian Xue**[2], **Demin Cai**[1], **Yan Zhang**[2], **Zhijian Duan**[1], **Qiuping Xiang**[2], **Joy C. Yang**[3], **Maggie C. Louie**[4], **Alexander D. Borowsky**[5], **Allen C. Gao**[3,8], **Christopher P. Evans**[3,8], **Kit S. Lam**[1,8], **Jianzhen Xu**[6], **Hsing-Jien Kung**[1,8], **Ronald M. Evans**[7], **Yong Xu**[2], and **Hong-Wu Chen**[1,8]

In patients, prostate cancer usually can be controlled for multiple years

However, mutations can arise which make prostate cancer cell clones insensitive to hormone signaling inhibition

- So called V7 mutations are frequently leading to resistance towards hormone therapy

Targeting ARV7 expression may be a good strategy to overcome resistance in CRPC

Immunic THERAPEUTICS

IMU-935 As Treatment Option in Castration-Resistant Prostate Cancer – Synergistic Effects by Targeting RORγ and RORγt

Inhibition of RORγ

- The androgen-receptor mutant variant AR-V7 lacks the ligand-binding domain, which is the target of enzalutamide and abiraterone, but remains constitutively active as a transcription factor.
- IMU-935 represses the mutated androgen receptor AR-V7 expression – and subsequent target genes.

Inhibition of IL-17 by RORγt Regulation

- IL-17 contributes to the formation, growth and metastasis of cancers.
  - Induces mitogenic signaling



A
Fibroblasts
Cytotoxic T cell
Angiogenesis
Th17
γδ17
Neutrophil
IL-17
IL-6
CXCL1
CXCL5
B
ACT1
EIF4G
EIF4F
m7Gppp
RNP3
Act1-HuR
NFκB transcription
ACT1
HuR
AA
AAAAAAAA
SF2
TBK1
G-CSF
RNP1
Act1-SF2-IKKi
RNP2
Act1-Dcp1-TBK1

Differentiation of MDSCs

- IL-17 mediates the induction, recruitment and expansion of MDSCs.
- Next to IL-17 suppression via RORγt inhibition, IMU-935 also targets DHODH. Targeting this enzyme is an additional route to stop these tumor supportive cells.
- Supportive data regarding cell differentiation has been observed in AML cell lines using closely related molecules.

MDSC: myeloid-derived suppressor cells; AML: acute myeloid leukemia; Th: T helper; IL: interleukin
Illustration: Zhao, J., Chen, X., Herjan, T., Li, X.; J Exp Med 6 January 2020; 217 (1): e20190297

Immunic THERAPEUTICS

IMU-935 Demonstrated RORγ-Dependent Effects in CRPC Cells

IMU-935 Has Been Shown to Repress Expression of Mutated AR



Mutant AR-V7
mRNA
Relative AR-V7 expression
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
DMSO
IC50
IM105935
SR2211
XY018
protein
Relative AR-V7 protein levels
1.0
0.8
0.6
0.4
0.2
0.0
DMSO
IC50
IM105935
SR2211
XY018
Enzalutamide

IMU-935 Potently Inhibited Proliferation of Different Prostate Cell Lines

72h, 2d culture, read out protein staining/number of cells

	IM105935	SR 2211	Enzalutamide
22RV1	23	10851	>60000
DU145	24	14364	17316
LNCAP	268	1794	272
PC3	18	15774	>60000

GI_{50} (nM): 1-10; 11-100; 101-1000; 1001-10.000; 10.001-100.000

AR-FL: full length/wildtype; AR-V7: variant 7/mutated form; mRNA experiment: 1µM, 48h; protein expression: 6µM, 48h; SR2211 and XY018 are RORγ inverse agonists

© Immunic, Inc. | Jul/12/2021

Immunic THERAPEUTICS

07

IMU-935

Planned Phase 1 Study in Castration-Resistant Prostate Cancer (CRPC)



Johann Sebastian de Bono, M.D., Ph.D.
The Institute of Cancer Research and The Royal Marsden NHS Foundation Trust

"IMU-935 possesses a unique mechanism of action which may prove transformative in its ability to effectively treat a range of underserved diseases. Preclinical studies have shown that IMU-935 potently suppresses the expression of IL-17, indicating that it may also inhibit tumorigenesis, and suppresses the expression of AR-V7 in prostate cancer cell lines, thus potentially inhibiting tumor growth in CRPC patients. I am looking forward to collaborating with Immunic on this important phase 1 clinical trial in metastatic CRPC."

Phase 1 Clinical Trial of IMU-935 in CRPC

Study Design

- Open-label dose escalation trial to evaluate safety, tolerability, anti-tumor activity, and pharmacokinetics of IMU-935 in patients with progressive, metastatic castration-resistant prostate cancer
- Dose escalation follows a Bayesian optimal interval (BOIN) design
- An expansion cohort can be added at a therapeutically active dose level
- Main treatment will be single agent IMU-935 for 3 cycles of 28 days each
- Patients who benefit can receive extended treatment
- At each dose level:
  - A safety analysis will be performed to consider start of next dose cohort
  - An interim activity analysis will be performed upon completion of 3 months treatment
  - A main cohort analysis will be performed when the last patient in treatment reaches the 6 months follow-up visit



Principal Investigator

Johann Sebastian de Bono, M.D., Ph.D.

Regius Professor of Cancer Research and Professor in Experimental Cancer Medicine

The Institute of Cancer Research and The Royal Marsden NHS Foundation Trust

London, United Kingdom

Phase 1 Clinical Trial of IMU-935 in CRPC

Study Design


Dose Escalation Cohort Dose 1
Dose Escalation Cohort Dose 2
Dose Escalation Cohort Dose 3
At least 6 but no more than 9 patients will enter each dose escalation cohort
After completion of dose escalation, approx. 18 patients may enter a dose expansion cohort on the RP2D

Study Scheme


Main analysis
Screening
Day -28
Day -1
Follow-Up (6 Months)
3 Monthly Long-Term Follow-Up
Main Treatment (3 Cycles of 28 Days Each)
Interim Analysis
Day 1
Day 85
Extended Treatment (Patients Benefit)
DLT Window
Safety Analysis (Incl. PSA and CTC)
Day 1
Day 28

RP2D: recommended phase 2 dose; DLT: dose-limiting toxicity; PSA: prostate-specific antigen; CTC: circulating tumor cells

Immunic THERAPEUTICS

Phase 1 Clinical Trial of IMU-935 in CRPC

Eligibility Criteria

- Age ≥ 18 years
- Histologically or cytologically confirmed adenocarcinoma of the prostate
- Progressive disease according to PCWG3 criteria
- Castration-resistant disease
- Metastatic disease

Key Objectives/Endpoints

Primary:

- Dose-limiting toxicity
- Recommended phase 2 dose (RP2D)

Secondary:

- PSA, CTC & radiographic response

Exploratory:

- Disease progression & survival
- Biomarkers (biopsies, ctDNA, cytokines, etc.)
- Population pharmacokinetics (popPK)

PSA: prostate-specific antigen; CTC: circulating tumor cell; ctDNA: circulating tumor DNA, PCWG3: Prostate Cancer Working Group 3

Immunic THERAPEUTICS

08

IMU-935

Q&A CRPC

09

IMU-935

Summary

IMU-935: An Emerging Oral IL-17 Inhibitor



- IMU-935 has been observed to be a **potent RORγt inhibitor** with an IC_{50} on IL-17A and IL-17F inhibition of ≤ 5 nM
- IMU-935 demonstrated a selective effect of inhibition of Th17 differentiation while **maintaining physiological function of thymocyte maturation**
- IMU-935 is currently tested in a phase 1 clinical trial, which is planned to be expanded to patients with **moderate-to-severe psoriasis in Q3/2021**
- In the first single ascending dose part of the phase 1 trial, IMU-935 demonstrated **suitable pharmacokinetic properties**
- A clinical phase 1 trial in patients with **mCRPC is expected to start in Q4/2021**, with Johann de Bono, M.D., Ph.D., as Principal Investigator
- **Initial human data from psoriasis patients expected to be available in Q2/2022**

© Immunic, Inc.

Thank You!



Jessica Breu

Head of IR & Communications

Phone: +49-89-2080477-09

Email: ir@imux.com

Web: www.imux.com



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New York City, NY 10036
USA

Immunic AG
Gräfelfing (Munich)
Germany

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Weinberg Campus
Halle (Saale)
Germany

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Melbourne
Australia

Immunic THERAPEUTICS